UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 18, 2025

Commission	Registrant; State of Incorporation;	IRS Employer
File Number	Address; and Telephone Number	Identification No.

1-9513	CMS ENERGY CORPORATION (A Michigan Corporation) One Energy Plaza Jackson, Michigan 49201 (517) 788-0550	38-2726431

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
CMS Energy Corporation Common Stock, $0.01 par value	CMS	New York Stock Exchange
CMS Energy Corporation 5.625% Junior Subordinated Notes due 2078	CMSA	New York Stock Exchange
CMS Energy Corporation 5.875% Junior Subordinated Notes due 2078	CMSC	New York Stock Exchange
CMS Energy Corporation 5.875% Junior Subordinated Notes due 2079	CMSD	New York Stock Exchange
CMS Energy Corporation, Depositary Shares, each representing a 1/1,000th interest in a share of 4.200% Cumulative Redeemable Perpetual Preferred Stock, Series C	CMS PRC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company: ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On June 18, 2025, CMS Energy Corporation (“CMS Energy”) issued press releases announcing (A) early results of its previously announced cash tender offer (the “Tender Offer”) and (B) pricing of the Tender Offer and the increase of the Aggregate Tender Cap (as defined below) from $125,000,000 aggregate principal amount to $147,095,000 aggregate principal amount.

The Tender Offer consists of up to $147,095,000 combined aggregate principal amount (the “Aggregate Tender Cap”) of Consumers Energy Company’s 2.50% First Mortgage Bonds due 2060 with an outstanding principal amount of $525,000,000 and certain other series of Consumers Energy Company’s outstanding mortgage bonds (collectively, the “Securities”).

Because CMS Energy expects to accept for purchase Securities in an aggregate principal amount equal to the Aggregate Tender Cap, no additional Securities are expected to be purchased pursuant to the Tender Offer after June 23, 2025, the early settlement date for such Securities that were validly tendered. A copy of each press release is attached as an exhibit and the information set forth therein is incorporated herein by reference and constitutes a part of this report.

The information included in Item 8.01 of this report and the press releases attached hereto as Exhibit 99.1 and 99.2 are for informational purposes only and do not constitute an offer to purchase any of the Securities.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1	CMS Energy News Release dated June 18, 2025.

99.2	CMS Energy News Release dated June 18, 2025.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CMS ENERGY CORPORATION

Dated: June 18, 2025	By:	/s/ Rejji P. Hayes
Rejji P. Hayes
Executive Vice President and Chief Financial Officer